UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant    ☑

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Analog Devices, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on March 8, 2017.

ANALOG DEVICES, INC.

ANALOG DEVICES, INC.

P.O. BOX 9106

ATTN: INVESTOR RELATIONS DEPT.

ONE TECHNOLOGY WAY

NORWOOD, MA 02062-9106

Meeting Information
Meeting Type: Annual Meeting
For holders as of: January 9, 2017
Date: March 8, 2017 Time: 9:00 AM, Eastern Time
Location: Analog Devices, Inc.
One Technology Way Norwood, MA 02062
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 22, 2017 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials and following the instructions.

Voting Items

The Board of Directors recommends a vote FOR each of the Director nominees, FOR Proposals 2 and 4, and every 1 Year on Proposal 3.

1)	To elect the following nine nominees to our Board of Directors, each for a term expiring at the next Annual Meeting of Shareholders.

Nominees

1a.	Ray Stata

1b.	Vincent Roche

1c.	James A. Champy

1d.	Bruce R. Evans

1e.	Edward H. Frank

1f.	Mark M. Little

1g.	Neil Novich

1h.	Kenton J. Sicchitano

1i.	Lisa T. Su

The Board of Directors recommends a vote FOR Proposal 2.

2)	To approve, by non-binding “say-on-pay” vote, the compensation of our named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosures in our proxy statement.

The Board of Directors recommends a vote for every 1 Year on Proposal 3.

3)	To vote on a non-binding proposal regarding the frequency of future advisory votes on the compensation of our named executive officers (every 1 Year, 2 Years or 3 Years).

The Board of Directors recommends a vote FOR Proposal 4.

4)	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the 2017 fiscal year.

NOTE: To transact such other business as may properly come before the meeting and at any adjournments or postponement at the meeting.